Exhibit 99.1

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com

BOYD GAMING REPORTS SECOND-QUARTER 2021 RESULTS

Strong Operating Momentum Continues with All-Time Records for Companywide Adjusted

EBITDAR and Operating Margins; Net Income Reaches $113.7 Million

LAS VEGAS - JULY 27, 2021 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the second quarter ended June 30, 2021.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “Our second-quarter results reflect the strength of our operating strategy as our streamlined cost structure, enhanced capabilities and focus on our core customers all continue to drive strong results throughout our portfolio.  We achieved record results for Adjusted EBITDAR and operating margins, with Companywide margins exceeding 43% and Las Vegas Locals margins approaching 57%.  During the quarter our business continued to strengthen, as gaming revenues surpassed 2019 levels. We are encouraged that the strength from the first half of the year has carried into July, and are confident in our ability to continue delivering robust levels of EBITDAR and margin performance.  These outstanding results are a tribute to the hard work of the entire Boyd Gaming team and their shared dedication to our transformed operating model, which will continue to create long-term value for our stakeholders.”

Boyd Gaming reported second-quarter 2021 revenues of $893.6 million, up from $209.9 million in the second quarter of 2020. The Company reported net income of $113.7 million, or $1.00 per share, for the second quarter of 2021, compared to a net loss of $108.5 million, or $0.96 per share, for the year-ago period.

The Company’s second-quarter 2021 pretax income was impacted by charges of $65.5 million related to early extinguishments of debt.  Results for the second quarter of 2020 were impacted by state-mandated closures of all of the Company’s properties nationwide for much of the year-ago quarter.

Total Adjusted EBITDAR(1) was $385.4 million in the second quarter of 2021, up from $16.1 million in the second quarter of 2020. Adjusted Earnings(1) for the second quarter of 2021 were $175.2 million, or $1.54 per share, compared to an Adjusted Loss of $110.5 million, or $0.98 per share, for the same period in 2020.  Companywide Adjusted EBITDAR margins after corporate expense were 43.1% in the second quarter of 2021.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review(2)

Due to the impact of state-mandated closures on the Company’s operations in the second quarter of 2020, the Company is providing segment results for the second quarters of 2021, 2020 and 2019.

Revenues	Three Months Ended June 30,
				% Change
($ amounts in thousands)	2021	2020	2019	2021 vs 2020	2021 vs 2019
Las Vegas Locals	$236,095	$48,691	$220,948	384.9%	6.9%
Downtown Las Vegas	38,780	4,664	64,466	731.5%	(39.8)%
Midwest & South	618,727	156,504	560,718	295.3%	10.3%
Total Revenues	$893,602	$209,859	$846,132	325.8%	5.6%

Adjusted EBITDAR	Three Months Ended June 30,
				% Change
($ amounts in thousands)	2021	2020	2019	2021 vs 2020	2021 vs 2019
Las Vegas Locals	$133,570	$2,858	$71,449	4573.5%	86.9%
Downtown Las Vegas	15,421	(7,220)	15,902	N/A	(3.0)%
Midwest & South	259,992	32,655	165,064	696.2%	57.5%
Property Adjusted EBITDAR	$408,983	$28,293	$252,415	1345.5%	62.0%

Adjusted EBITDAR Margin	Three Months Ended June 30,
				Basis Point Change
	2021	2020	2019	2021 vs 2020		2021 vs 2019
Las Vegas Locals	56.6%	5.9%	32.3%	5,071	bps	2,424	bps
Downtown Las Vegas	39.8%	-154.8%	24.7%	N/A		1,510	bps
Midwest & South	42.0%	20.9%	29.4%	2,116	bps	1,258	bps
Property Adjusted EBITDAR Margin	45.8%	13.5%	29.8%	3,229	bps	1,594	bps

During the second quarter of 2021, all three operating segments set all-time records for operating margins, while the Las Vegas Locals and Midwest & South segments also achieved all-time records for Adjusted EBITDAR. Of the Company’s 26 open properties, 25 grew Adjusted EBITDAR at double-digit rates from the second quarter of 2019.

(2)

The Company's press release dated July 28, 2020, includes a detailed listing of property reopening dates in the second quarter of 2020.  As of the date of this press release, two Boyd Gaming properties remain closed: Eastside Cannery in the Las Vegas Locals segment, and Main Street Station in the Downtown Las Vegas segment. In the Las Vegas Locals segment, Eldorado Casino was closed until its sale on December 10, 2020.

Balance Sheet Statistics

As of June 30, 2021, Boyd Gaming had cash on hand of $334.5 million, and total debt of $3.39 billion.

During the quarter, the Company retired $1.45 billion in Senior Notes due 2026 using a combination of proceeds from a $900 million offering of Senior Notes due 2031 and cash on hand.

Conference Call Information

Boyd Gaming will host a conference call to discuss its second-quarter 2021 results today, July 27, at 5:00 p.m. Eastern.  The conference call number is (888) 317-6003, passcode 7324895.  Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or https://www.webcaster4.com/Webcast/Page/964/42056.

Following the call’s completion, a replay will be available by dialing (877) 344-7529 today, July 27, beginning at 7:00 p.m. Eastern and continuing through Tuesday, August 3, at 11:59 p.m. Eastern. The conference number for the replay will be 10158428. The replay will also be available on the Internet at www.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2021	2020	2021	2020
Revenues
Gaming	$727,462	$185,111	$1,345,388	$694,876
Food & beverage	57,428	10,661	101,540	100,545
Room	39,077	6,918	65,067	53,645
Other	69,635	7,169	134,914	41,318
Total revenues	893,602	209,859	1,646,909	890,384
Operating costs and expenses
Gaming	259,378	76,761	491,491	315,461
Food & beverage	46,819	16,745	85,732	106,584
Room	14,207	5,097	26,339	28,082
Other	44,487	2,169	86,394	23,616
Selling, general and administrative	90,473	60,268	180,480	173,698
Master lease rent expense (a)	26,175	25,413	52,090	50,078
Maintenance and utilities	31,157	21,654	59,388	54,800
Depreciation and amortization	67,279	69,213	131,746	136,178
Corporate expense	34,716	13,963	58,031	38,921
Project development, preopening and writedowns	1,454	3,825	2,869	7,333
Impairment of assets	—	—	—	171,100
Other operating items, net	11,115	1,099	12,272	8,642
Total operating costs and expenses	627,260	296,207	1,186,832	1,114,493
Operating income (loss)	266,342	(86,348)	460,077	(224,109)
Other expense (income)
Interest income	(455)	(569)	(964)	(1,008)
Interest expense, net of amounts capitalized	55,131	59,208	113,021	111,053
Loss on early extinguishments and modifications of debt	65,475	412	65,475	587
Other, net	237	115	2,169	(229)
Total other expense, net	120,388	59,166	179,701	110,403
Income (loss) before income taxes	145,954	(145,514)	280,376	(334,512)
Income tax (provision) benefit	(32,225)	36,970	(64,486)	78,409
Net income (loss)	$113,729	$(108,544)	$215,890	$(256,103)

Basic net income (loss) per common share	$1.00	$(0.96)	$1.90	$(2.26)
Weighted average basic shares outstanding	113,779	113,257	113,703	113,482

Diluted net income (loss) per common share	$1.00	$(0.96)	$1.89	$(2.26)
Weighted average diluted shares outstanding	114,040	113,257	114,005	113,482

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income (Loss)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2021	2020	2021	2020
Total Revenues by Reportable Segment
Las Vegas Locals	$236,095	$48,691	$418,518	$229,455
Downtown Las Vegas	38,780	4,664	60,213	58,777
Midwest & South	618,727	156,504	1,168,178	602,152
Total revenues	$893,602	$209,859	$1,646,909	$890,384

Adjusted EBITDAR by Reportable Segment
Las Vegas Locals	$133,570	$2,858	$224,212	$49,620
Downtown Las Vegas	15,421	(7,220)	17,861	2,736
Midwest & South	259,992	32,655	478,141	138,484
Property Adjusted EBITDAR	408,983	28,293	720,214	190,840
Corporate expense, net of share-based compensation expense (a)	(23,588)	(12,171)	(42,222)	(30,285)
Adjusted EBITDAR	385,395	16,122	677,992	160,555
Master lease rent expense (b)	(26,175)	(25,413)	(52,090)	(50,078)
Adjusted EBITDA	359,220	(9,291)	625,902	110,477

Other operating costs and expenses
Deferred rent	207	227	414	449
Depreciation and amortization	67,279	69,213	131,746	136,178
Share-based compensation expense	12,823	2,693	18,524	10,884
Project development, preopening and writedowns	1,454	3,825	2,869	7,333
Impairment of assets	—	—	—	171,100
Other operating items, net	11,115	1,099	12,272	8,642
Total other operating costs and expenses	92,878	77,057	165,825	334,586
Operating income (loss)	266,342	(86,348)	460,077	(224,109)
Other expense (income)
Interest income	(455)	(569)	(964)	(1,008)
Interest expense, net of amounts capitalized	55,131	59,208	113,021	111,053
Loss on early extinguishments and modifications of debt	65,475	412	65,475	587
Other, net	237	115	2,169	(229)
Total other expense, net	120,388	59,166	179,701	110,403
Income (loss) before income taxes	145,954	(145,514)	280,376	(334,512)
Income tax (provision) benefit	(32,225)	36,970	(64,486)	78,409
Net income (loss)	$113,729	$(108,544)	$215,890	$(256,103)

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2021	2020	2021	2020
Corporate expense as reported on Condensed Consolidated Statements of Operations	$34,716	$13,963	$58,031	$38,921
Corporate share-based compensation expense	(11,128)	(1,792)	(15,809)	(8,636)
Corporate expense, net, as reported on the above table	$23,588	$12,171	$42,222	$30,285

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income (Loss) to Adjusted Earnings (Loss)

and Net Income (Loss) Per Share to Adjusted Earnings (Loss) Per Share

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2021	2020	2021	2020
Net income (loss)	$113,729	$(108,544)	$215,890	$(256,103)
Pretax adjustments:
Project development, preopening and writedowns	1,454	3,825	2,869	7,333
Impairment of assets	—	—	—	171,100
Other operating items, net	11,115	1,099	12,272	8,642
Loss on early extinguishments and modifications of debt	65,475	412	65,475	587
Other, net	237	115	2,169	(229)
Total adjustments	78,281	5,451	82,785	187,433

Income tax effect for above adjustments	(16,848)	(623)	(17,851)	(44,792)
Impact of tax valuation allowance	—	(6,824)	—	568
Adjusted earnings (loss)	$175,162	$(110,540)	$280,824	$(112,894)

Net income (loss) per share, diluted	$1.00	$(0.96)	$1.89	$(2.26)
Pretax adjustments:
Project development, preopening and writedowns	0.01	0.04	0.03	0.06
Impairment of assets	—	—	—	1.51
Other operating items, net	0.10	0.01	0.11	0.08
Loss on early extinguishments and modifications of debt	0.58	—	0.57	0.01
Other, net	—	—	0.02	—
Total adjustments	0.69	0.05	0.73	1.66

Income tax effect for above adjustments	(0.15)	(0.01)	(0.16)	(0.39)
Impact of tax valuation allowance	—	(0.06)	—	—
Adjusted earnings (loss) per share, diluted	$1.54	$(0.98)	$2.46	$(0.99)

Weighted average diluted shares outstanding	114,040	113,257	114,005	113,482

Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, EBITDAR (EBITDA further adjusted for rent expense associated with REIT master leases), Adjusted EBITDAR, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance.  We do not provide a reconciliation of forward-looking non-GAAP financial measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR

EBITDA and EBITDAR are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA and EBITDAR when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide a full understanding of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA or Adjusted EBITDAR. We have chosen to provide this information to investors to enable them to perform comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of Adjusted EBITDA and Adjusted EBITDAR provides consistency in our financial reporting. We use Adjusted EBITDA and Adjusted EBITDAR in this press release because we believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making. Adjusted EBITDA and Adjusted EBITDAR are among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA and Adjusted EBITDAR as measures in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA and Adjusted EBITDAR are also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, loss on early extinguishments and modifications of debt and other operating items, net. Adjusted EBITDAR reflects Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income before project development, preopening and writedown expenses, impairments of assets, other items, net, gain or loss on early extinguishments and modifications of debt, and other non-recurring adjustments, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance.  In addition, forward-looking statements in this press release include statements regarding the impacts of COVID-19 on the Company, economic conditions, operating strategy, efficient flow, growth initiatives, visitation, spend-per-visit, status, positive trends continuing into July, streamlined cost structure and enhanced capabilities continue to drive strong results, the Company’s confidence in the long-term direction of the Company and its ability to keep delivering robust levels of EBITDAR and margin performance, the continued creation of long-term value for the Company’s stakeholders, expectations of the Company’s online casino offerings and construction projects.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: the ongoing uncertainty about COVID-19, its duration and impact, the possibility of future closures and length of closures of the Company’s properties, negative perceptions of visiting properties that have large groups of people, the cost to comply with any mandated health requirements associated with the virus, the extent of consumer demand, the negative effects on the Company’s workforce, suppliers, contractors and other partners, as well as the impact on the customer experience of necessary health and safety measures implemented at the direction of State and local governments and gaming regulators.  Risks also include fluctuations in the Company's operating results; the results of operations of its properties in various markets; the political climate and its effects on consumer spending and its impact on the travel industry; the state of the economy and its effect on consumer spending and the Company's results of operations; the impact and effects of the local economies in the markets where the Company has operations; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Founded in 1975, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 28 gaming entertainment properties in 10 states. The Company is also a strategic partner and 5% equity owner of FanDuel Group, the nation’s leading sports-betting and iGaming operator. With one of the most experienced leadership teams in the casino industry, Boyd Gaming prides itself on offering its guests an outstanding entertainment experience, delivered with unwavering attention to customer service. For additional Company information and press releases, visit www.boydgaming.com.